Note 12 - Financial Instruments (Details 1) - CAD	Feb. 28, 2017	Nov. 30, 2016
Total accounts receivable	CAD 1,069,551	CAD 472,474
Less allowance for doubtful accounts	0	0
Total accounts receivable, net	1,069,551	472,474
Not past due	1,019,629	427,519
Past due	1,069,551	472,474
Financing Receivables 31 To 60 Days Past Due [Member]
Past due	3,329	3,319
Financing Receivables 91 To 120 Days Past Due [Member]
Past due	CAD 46,593	CAD 41,636